EXHIBIT 4.2

A WYOMING CORPORATION
                                     [LOGO]
                             TEK DIGITEL CORPORATION
NUMBER                                                                    SHARES


"The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be resold or otherwise transferred in the absence of an effective registration statement for the shares under the Securities Act of 1933 or the opinion of counsel satisfactory to the issuer, that registration is not required under the Act."


COMMON STOCK                            SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
NO PAR VALUE                                                 CUSIP 8 7 9088 10 2

         This certifies that


         Is the owner of

fully paid and non-assessable shares of Common Stock, no par value, of TEK Digitel Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate, properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Corporation's Certificate of Incorporation and all amendments thereto (copies of which are on file with the Transfer Agent and in the office of the Secretary of State of Wyoming), to all of which the holder, by acceptance hereof, assents.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                   [TEK DIGITEL CORPORATION 1995 WYOMING SEAL]

/s/ [SIGNATURE OF PRESIDENT]                        /s/ [SIGNATURE OF SECRETARY]

Countersigned:
INTERWEST TRANSFER COMPANY, INC.
1981 East Murrey Holladay Road, Suite 100
Salt Lake City, Utah 84117

By [Signature of Authorized Officer]

                             TEK DIGITEL CORPORATION
                       ORGANIZED UNDER THE LAWS OF WYOMING

     The Company is authorized to issue shares of more than one class, namely 50,000,000 Common Shares and 20,000,000 Preferred Shares. Pursuant to the Wyoming Business Corporation Act, the Company will furnish to any shareholder upon request (addressed to the attention of the Secretary of the Company) and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued by the Company and of variations in the relative rights and preferences between the shares of each series of Preferred Shares of the Company insofar as any such series has been fixed and determined, and a statement of the authority of the Board of Directors of the Company to fix and determine the relative rights and preferences of subsequent series of Preferred Shares.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:


TEN COM -- as tenants in common                      UNIF GIFT MIN ACT -        Custodian
                                                                         -------------------------
                                                                         (Cust)           (Minor)
TEN ENT - as tenants by entireties                   under Uniform Gifts to Minors Act

JT TEN - as joint tenants with rights
         of survivorship and not as                  _____________________________________
         tenants in common                                           (State)

     Additional abbreviations may also be used though not in the above list.

For value received                         hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[Empty box]
                                                 ------------------------------

                Please print or type name and address of assignee

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_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate and do hereby constitute and appoint _________________________________________________________

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Attorney to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated ______________________________________, 19 __


SIGNATURE GUARANTEED:                X
                                       -----------------------------------------

                                     X
                                       -----------------------------------------
                                             (All Registered Owners must sign)

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR ANY OTHER CHANGE WHATSOEVER.
The SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO SEC RULE 17 Ad-15.